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Exhibit (a)(1)(B)

        LETTER OF TRANSMITTAL
To Tender Shares of Class A Stock
Pursuant to the Offer to Purchase for Cash
Dated February 11, 2019

by

Brookfield Property REIT Inc.

of

Up to $95,000,000 in Value of Shares of its Class A Stock

At a Purchase Price of Not Greater Than $21.00 Nor Less Than $19.00 Per Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 25, 2019, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN (SUCH TIME AND DATE, AS THEY MAY BE EXTENDED, THE "EXPIRATION DATE").

The Depositary and Paying Agent for the Offer is:

If delivering by hand, express mail, courier or other expedited service:	By mail:
American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

        For assistance in completing this Letter of Transmittal, please contact D.F. King & Co., Inc., the information agent for this Offer (the "Information Agent"), at the telephone number and address set forth on the back cover of this Letter of Transmittal.

        THE OFFER TO PURCHASE AND THIS RELATED LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION, AND YOU SHOULD CAREFULLY READ BOTH IN THEIR ENTIRETY BEFORE MAKING A DECISION WITH RESPECT TO THE OFFER. YOU MAY TENDER ALL OR A PORTION OF YOUR SHARES OF CLASS A STOCK. YOU ALSO MAY CHOOSE NOT TO TENDER ANY OF YOUR SHARES OF CLASS A STOCK.

        IF YOU WANT TO TENDER ALL OR A PORTION OF YOUR SHARES OF CLASS A STOCK, YOU MUST DELIVER THIS LETTER OF TRANSMITTAL AND OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY. ANY DOCUMENTS DELIVERED TO BROOKFIELD PROPERTY REIT INC., THE INFORMATION AGENT, THE DEPOSITORY TRUST COMPANY ("DTC") OR ANY OTHER PERSON WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT BE DEEMED TO BE PROPERLY TENDERED.

        If you want to tender all or a portion your shares of Class A Stock but you cannot comply with the procedure for book-entry transfer through DTC's Automated Tender Offer Program ("ATOP") system by the Expiration Date or if time will not permit delivery of all required documents to the Depositary prior to the Expiration Date, you may still tender your shares of Class A Stock if you comply with the guaranteed delivery procedure described in Section 3, "Procedures for Tendering Shares of Class A Stock", of the Offer to Purchase.

        We will not accept shares of Class A Stock subject to conditional tenders, such as acceptance of all or none of the shares of Class A Stock tendered by any tendering stockholder. No fractional shares of Class A Stock will be purchased in the Offer (as defined herein).

        We recommend that you consult your broker, dealer, commercial bank, trust company or other nominee and/or your financial advisor to determine the status of your account and the best way to tender your shares of Class A Stock. If you have any questions related to how that status impacts how you may tender your shares of Class A Stock, please contact the Information Agent, D.F. King & Co., Inc., at 1-888-541-9895. If you have any questions related to the status of the shares of Class A Stock in your book-entry account, or need to confirm the number of shares of Class A Stock held in your book-entry account, please call the Company's transfer agent, American Stock Transfer & Trust Company, LLC, at 1-800-937-5449 or contact your financial advisor.

        If a broker, dealer, commercial bank, trust company or other nominee holds your shares of Class A Stock, it likely has an earlier deadline for you to act to instruct it to accept the Offer on your behalf. We urge you to contact your broker, commercial bank, trust company or other nominee to confirm any earlier deadline.

Ladies and Gentlemen:

        I/we, the undersigned, hereby tender the number of shares of Class A Stock, par value $0.01 per share (the "Class A Stock"), of Brookfield Property REIT Inc., a Delaware corporation that has elected to be taxed as a real estate investment trust for U.S. federal income tax purposes (the "Company"), identified below at the price(s) per share indicated in this Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions described in the Offer to Purchase, dated February 11, 2019 (the "Offer to Purchase"), and in this Letter of Transmittal, which, together with any amendments or supplements thereto, collectively constitute the "Offer". The Offer will expire at 5:00 p.m., New York City time, on March 25, 2019, unless the Offer is extended or withdrawn.

        Subject to and effective on acceptance for payment of, and payment for, the shares of Class A Stock tendered with this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, I/we hereby sell, assign and transfer to, or upon the order of, the Company, all right, title and interest in and to all of the shares of Class A Stock that are being tendered hereby, subject to the "odd lot" priority and proration provisions of the Offer, and irrevocably constitute and appoint American Stock Transfer & Trust Company, LLC, the paying agent for the Offer (the "Paying Agent"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of my/our rights with respect to the tendered shares of Class A Stock, to (a) transfer ownership of the shares of Class A Stock on the account books maintained by DTC or registered on the stock ledger maintained by the Company's transfer agent, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such shares of Class A Stock for cancellation and transfer on the Company's stock ledger, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Class A Stock, all in accordance with the terms and subject to the conditions of the Offer.

        I/we certify that I/we have complied with all requirements as stated in the instructions herein, am/are the registered holder(s) of the shares of Class A Stock identified below, give the instructions in this Letter of Transmittal and warrant that I/we have full power and authority to tender, sell, assign and transfer the tendered shares of Class A Stock, and that the shares of Class A Stock identified below are free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, provided that any dividends or distributions which may be declared, paid, issued, distributed, made or transferred on or in respect of such shares of Class A Stock to stockholders of record on or prior to the date on which the shares of Class A Stock are accepted for payment pursuant to the Offer shall be for the account of such stockholders.

        I/we hereby represent and warrant that the sale, assignment and transfer contemplated in this Letter of Transmittal are in compliance with all applicable laws and regulations. I/we will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered shares of Class A Stock, all in accordance with the terms of the Offer. I/we make the representations and warranties to the Company set forth in Section 3, "Procedures for Tendering Shares of Class A Stock", of the Offer to Purchase and understand that the tender of shares of Class A Stock made hereby constitutes an acceptance of the terms and conditions of the Offer (including if the Offer is extended or amended, the terms and conditions of such extension or amendment).

        I/we authorize the Company to withhold all applicable taxes and tax-related items legally payable by the signatory hereto in accordance with the Offer to Purchase.

        I/we understand that the tender of Class A Stock constitutes a representation and warranty to the Company that the undersigned has/have a "net long position" in the Class A Stock or other securities exercisable or exchangeable therefore and that such tender complies with Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

 NOTE: SIGNATURE MUST BE PROVIDED BELOW—SEE BOX 10.

(1)	Account Name(s) As Currently Registered (Please Print):

(2)	Account Number:	(3)	Social Security or Tax ID Number (Please complete enclosed IRS Form W-9 or the appropriate IRS Form W-8):

(4)	Total Number of Shares of Class A Stock You Own:	(5)	Total Number of Whole Shares of Class A Stock You Are Tendering:

(6)	PRICE(S) (IN DOLLARS) PER SHARE AT WHICH SHARES OF CLASS A STOCK ARE BEING TENDERED
IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES OF CLASS A STOCK

(You may tender all or a portion of your shares of Class A Stock at up to 21 different prices listed below by checking the box(es) that correspond(s) to the price or prices per share at which you want to tender your shares of Class A Stock and specifying the number of your shares of Class A Stock that you wish to tender at each applicable price.)

☐ Price $19.00
☐ Price $19.10
By checking one or more of the boxes to the right, you are tendering shares of Class A Stock at the price(s) checked. This election could result in none of your shares of Class A Stock being purchased if the purchase price selected by the Company is less than the price(s) checked in the boxes to the right (other than the minimum price of $19.00). You may tender all or a portion of your shares of Common Stock at up to 21 different prices listed to the right by checking the box(es) that correspond(s) to the price or prices per share at which you want to tender your shares of Class A Stock and specifying the number of your shares of Class A Stock that you wish to tender at each applicable price. (See Section 3, "Procedures for Tendering Shares of Class A Stock", of the Offer to Purchase and Instruction 4 to this Letter of Transmittal.)	☐ Price $19.20

☐    Price $19.30

☐    Price $19.40

☐    Price $19.50

☐    Price $19.60

☐    Price $19.70

☐    Price $19.80

☐    Price $19.90

☐    Price $20.00

☐    Price $20.10

☐    Price $20.20

☐    Price $20.30

☐    Price $20.40

☐    Price $20.50

☐    Price $20.60

☐    Price $20.70

☐    Price $20.80

☐    Price $20.90

☐    Price $21.00

Total Number of Whole Shares of Class A Stock Tendered (cannot exceed the total number of shares of Class A Stock that you own)

(7)	ODD LOTS

As described in Section 1, "Number of Shares of Class A Stock; Purchase Price; Proration; Odd Lots", of the Offer to Purchase, under certain conditions, stockholders holding fewer than 100 shares of Class A Stock may have their shares accepted for payment before any proration of the purchase of other tendered shares of Class A Stock. This preference is not available to partial tenders or to beneficial or record holders of 100 or more shares of Class A Stock in the aggregate, even if these holders have separate accounts each representing fewer than 100 shares of Class A Stock. Accordingly, this section is to be completed only if shares of Class A Stock are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares of Class A Stock.
The undersigned either (check one box):
	☐	is the beneficial or record owner of an aggregate of fewer than 100 shares of Class A Stock, all of which are being tendered; or
☐
is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) shares of Class A Stock with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares of Class A Stock and is tendering all of such shares.

(8) Special Payment Instructions		(9) Special Delivery Instructions

To be completed ONLY if the check for the purchase price of shares of Class A Stock is to be issued in the name of someone other than the signatory(ies) below, or if shares of Class A Stock tendered hereby which are not purchased are to be returned by crediting them to an account other than the account designated above in Box 2. Also see Instruction 1 below regarding Signature Guarantees.	Signature Guarantee Medallion (Title of Officer Signing this Guarantee) (Name of Guarantor—Please Print) (Address of Guarantor Firm)
To be completed ONLY if the check for the purchase price of shares of Class A Stock purchased is to be mailed to someone other than the signatory(ies) below or to the signatory(ies) below at an address other than that set forth above. Also see Instruction 1 regarding Signature Guarantees.

Name (Please Print First, Middle & Last Name)		Name (Please Print First, Middle & Last Name)

(Address)		(Address)

(Account Number)		(Area Code and Telephone Number)

(Social Security or Tax ID Number)		(Social Security or Tax ID Number)

(10)	Signature: This form must be signed by the registered holder(s) exactly as his/her (their) name(s) appear(s) below or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other entity or other person acting in a fiduciary or representative capacity, please see Instructions 1 & 3 below.
X Signature of Stockholder	Date	Area Code and Telephone Number
X Signature of Stockholder	Date	Area Code and Telephone Number

U.S. Federal Withholding Tax and Backup Withholding. IF YOU ARE A "U.S. PERSON" WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (AND AS FURTHER DESCRIBED UNDER "IMPORTANT U.S. TAX INFORMATION" BELOW), PLEASE COMPLETE AND SUBMIT THE ACCOMPANYING IRS FORM W-9 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER . Please note that the Paying Agent may withhold 24% of your proceeds as required by the Internal Revenue Service if the Taxpayer ID or Social Security Number is not properly certified on our records. If you are not a U.S. person, please complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W-8EXP, as applicable (which may be obtained from the IRS website (www.irs.gov)).

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    GUARANTEE OF SIGNATURES.    No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility's system whose name appears on a security position listing as the owner of the shares, a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other entity or other person acting in a fiduciary or representative capacity, and evidence of the capacity of such entity or person to sign as noted in Instruction 3 below is submitted with this Letter of Transmittal, or, in lieu of documented evidence noted in Instruction 3, a signature guarantee is required) of shares of Class A Stock tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) shares of Class A Stock are tendered for the account of a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program, the Stock Exchange Medallion Program, or an "eligible guarantor institution", as the term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing constituting an "eligible institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution.

        2.    REQUIREMENTS OF TENDER.    For a stockholder to validly tender shares of Class A Stock pursuant to the Offer, either (a) this Letter of Transmittal, properly completed and duly executed (or a manually signed photocopy of this Letter of Transmittal), including any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in lieu of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Depositary at its address set forth on the back cover of this Letter of Transmittal and, solely with respect to tenders through DTC's ATOP system, the shares of Class A Stock must be delivered pursuant to the procedures for book-entry transfer through DTC's ATOP system set forth in Section 3, "Procedures for Tendering Shares of Class A Stock", of the Offer to Purchase, in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3, "Procedures for Tendering Shares of Class A Stock", of the Offer to Purchase.

        If you want to tender your shares of Class A Stock but cannot comply with the procedure for book-entry transfer through DTC's ATOP system by the Expiration Date or if time will not permit delivery of all required documents to the Depositary prior to the Expiration Date, you may still tender your shares of Class A Stock if you comply with the guaranteed delivery procedure described in Section 3, "Procedures for Tendering Shares of Class A Stock", of the Offer to Purchase.

        The method of delivery of all documents, including this Letter of Transmittal and any other required documents, including delivery through DTC, is at the sole election and risk of the tendering stockholder. Shares of Class A Stock will be deemed delivered only when actually received by the Depositary (including by book-entry confirmation). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. The Company will not accept shares of Class A Stock subject to conditional tenders, such as acceptance of all or none of the shares of Class A Stock tendered by any tendering stockholder. No fractional shares of Class A Stock will be purchased in the Offer. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed photocopy hereof), waive any right to receive any notice of the acceptance for payment of their shares of Class A Stock.

        3.    SIGNATURES ON LETTER OF TRANSMITTAL.    If any of the shares of Class A Stock tendered hereby are owned of record by two or more joint owners, all such persons must sign this

Letter of Transmittal. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other entity or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Depositary of his or her authority to so act must be submitted with this Letter of Transmittal, or in lieu of documented evidence, provide a signature guarantee as described in Instruction 1.

        4.    INDICATION OF PRICE(S) AT WHICH SHARES OF COMMON STOCK ARE BEING TENDERED.    In order to tender, you must check the price box(es) corresponding to the price(s) at which you wish to tender your shares of Class A Stock in Box 6 of this Letter of Transmittal, "Price(s) (in Dollars) per Share at Which Shares of Class A Stock are Being Tendered". You must check at least one box in the price section. If you want to tender portions of your shares of Class A Stock at more than one price, you must check the boxes that correspond to the prices per share at which you want to tender your shares and specify the number of your shares that you wish to tender at each applicable price. However, the same shares of Class A Stock cannot be tendered more than once or at more than one price, unless previously and properly withdrawn as provided in Section 4, "Withdrawal Rights", of the Offer to Purchase.

        5.    STOCK TRANSFER TAXES.    The Company will pay any stock transfer taxes with respect to the transfer and sale of shares of Class A Stock to the Company pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in circumstances permitted by the Offer) if unpurchased shares of Class A Stock are to be registered in the name of, any person other than the registered holder, or if shares of Class A Stock tendered hereby are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered holder or such person), payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted to the Paying Agent with this Letter of Transmittal.

        6.    SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.    Unless otherwise indicated under "Special Payment Instructions", the check for the purchase price of any shares of Class A Stock purchased will be issued in the name(s) of the signatory(ies) above, and any shares of Class A Stock tendered hereby and not purchased will be credited at the Company's expense to the registered holder's book-entry account with the transfer agent or, for shares held through a DTC participant, to the account maintained with DTC by the participant who delivered the shares of Class A Stock. Similarly, unless otherwise indicated under "Special Delivery Instructions", the check for the purchase price of any shares of Class A Stock purchased will be mailed to the signatory(ies) above at the address set forth above. If a check is to be issued in the name(s) of a person(s) other than the registered holder, if shares of Class A Stock tendered hereby and not purchased (other than shares tendered through DTC's ATOP system) are to be credited to an account other than as provided above in Box 2, or if a check is to be mailed to someone other than the registered holder or to an address other than that shown on the Letter of Transmittal, signature guarantees are required. See Boxes 8 and 9 of this Letter of Transmittal. Form W-9 or an applicable IRS Form W-8, as described under Instruction 8 below, should also be completed for the person(s) other than the registered holder receiving the "Special Delivery Instructions".

        7.    IRREGULARITIES.    The Company will determine in its sole discretion the number of shares of Class A Stock to be accepted, the purchase price to be paid for shares of Class A Stock to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares of Class A Stock, and the Company's determinations will be final and binding on all parties, except as finally determined in a subsequent judicial proceeding if the Company's determinations are challenged by stockholders. There is no obligation to give notice of any defects or irregularities to stockholders. See Section 3, "Procedures for Tendering Shares of Class A Stock", of the Offer to Purchase for additional information.

        8.    U.S. FEDERAL WITHHOLDING TAX AND BACKUP WITHHOLDING.    If you are a "U.S. person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (and as further described under "Important U.S. Tax Information" below), please complete and submit the accompanying IRS form W-9 to certify your Taxpayer ID or Social Security Number. Please note that the Paying Agent may withhold 24% of your proceeds as required by the Internal Revenue Service if the Taxpayer ID or Social Security Number is not properly certified on our records. If you are not a U.S. person, please complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W8EXP, as applicable (which may be obtained from the IRS website (www.irs.gov)).

        9.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Form W-9 may be directed to the Information Agent at its address set forth on the back cover of this Letter of Transmittal.

        10.    ODD LOTS.    Please see Section 1, "Number of Shares of Class A Stock; Purchase Price; Proration; Odd Lots", of the Offer to Purchase for additional information regarding Box 7 of this Letter of Transmittal.

 IMPORTANT U.S. TAX INFORMATION

        This is a summary of certain material U.S. federal income tax considerations relating to the Offer. Stockholders should consult with their tax advisors regarding the tax consequences with respect to their particular circumstances.

        In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a stockholder that is a "U.S. person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and described below (a "U.S. stockholder"), tendering shares of Class A Stock must, unless an exemption applies, timely provide the Paying Agent with such stockholder's correct taxpayer identification number ("TIN"), certify under penalties of perjury that such TIN is correct (or that such stockholder is waiting for a TIN to be issued), and provide certain other certifications by completing the IRS Form W-9 accompanying this Letter of Transmittal. If a U.S. stockholder does not provide his, her or its correct TIN or fails to provide the required certifications, the Internal Revenue Service ("IRS") may impose certain penalties on such stockholder and payment to such stockholder pursuant to the Offer may be subject to U.S. federal backup withholding at a rate equal to 24%. All U.S. stockholders tendering shares of Class A Stock pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certification necessary to avoid U.S. federal backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Paying Agent). To the extent that a U.S. stockholder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9. In general, under Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, a "U.S. person" includes: (i) a citizen or resident of the United States; (ii) a partnership or other entity treated as a partnership for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iv) an estate, the income of which is subject to U.S. federal income tax regardless of its source; and (v) a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

        If a U.S. stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN immediately, then the stockholder should write "APPLIED FOR" in the space for the TIN in Part I of the IRS Form W-9 and should sign and date the IRS Form W-9. If the Paying Agent has not been provided with a properly certified TIN by the time of payment, U.S. federal backup withholding will apply. If the shares of Class A Stock are held in more than one name or are not in the name of the actual owner, consult the instructions on the IRS Form W-9 for additional guidance on which name and TIN to report.

        Certain stockholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to U.S. federal backup withholding but may be required to provide evidence of their exemption from such backup withholding. Exempt U.S. stockholders should check the "Exempt payee" box on the IRS Form W-9. See the accompanying IRS Form W-9 for more instructions.

        Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder by timely providing the required information to the IRS.

        U.S. stockholders should refer to Section 13, "Material U.S. Federal Income Tax Considerations", of the Offer to Purchase for a description of certain U.S. federal income tax considerations generally applicable to U.S. stockholders tendering shares of Class A Stock pursuant to the Offer.

        A stockholder that is not a U.S. person (a "non-U.S. stockholder"),such as non-resident alien individuals and foreign entities, including a disregarded U.S. domestic entity that has a foreign owner, should not complete an IRS Form W-9. Instead, to establish an applicable withholding exemption from backup withholding and establish its status under the Foreign Account Tax Compliance Act ("FATCA"), a non-U.S. stockholder (or its non-U.S. designee, if any) may be required to complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W-8EXP, as applicable, signed under penalties of perjury, attesting to such non-U.S. stockholder's exemption from backup withholding and his, her or its FATCA status (which may be obtained on the IRS website (www.irs.gov)). Unless such non-U.S. stockholder establishes his, her or its exemption from FATCA, or otherwise complies with FATCA reporting obligations, the Company may withhold 30% from such non-U.S. stockholder's proceeds in the event the proceeds are treated as a dividend under the applicable tax rules (see Section 13, "Material U.S. Federal Income Tax Considerations", of the Offer to Purchase).

        In addition, to the extent that any proceeds received by a non-U.S. stockholder pursuant to the Offer are treated as a dividend for U.S. federal income tax purposes, they will be subject to U.S. federal income tax and the applicable withholding agent will be required to withhold such U.S. federal income tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty, provided the applicable withholding agent has received proper certification of the application of such income tax treaty). For withholding purposes, the Company will treat any proceeds received by a non-U.S. stockholder pursuant to the Offer as a dividend for U.S. federal income tax purposes and the Company will withhold accordingly (see Section 13, "Material U.S. Federal Income Tax Considerations—Non-U.S. Stockholders", of the Offer to Purchase).

        Non-U.S. stockholders may also be subject to tax and associated withholding under the Foreign Investment in Real Property Tax Act ("FIRPTA"). Non-U.S. stockholders should refer to Section 13, "Material U.S. Federal Income Tax Considerations—Non-U.S. Stockholders", of the Offer to Purchase for a general description of the applicability of FIRPTA to proceeds from the Offer.

        Stockholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding tax requirements. Further, non-U.S. stockholders are urged to consult their tax advisors to determine whether they are subject to FATCA withholding tax and reporting requirements and whether they may be eligible for a reduced rate of withholding under an applicable income tax treaty.

Form W-9 (Rev. November 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification > Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type.
See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) _____
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) > _____

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Exemption from FATCA reporting code (if any) _____
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

     If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

     By signing the filled-out form, you:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

     4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

     In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the instructions for Part II for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

     Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

     If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

     a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

     b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

     c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

     d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

     e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .

• Corporation	Corporation

• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,
• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)

• Partnership	Partnership

• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

     The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

     1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

     2 – The United States or any of its agencies or instrumentalities

     3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

     5 – A corporation

     6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

     7 – A futures commission merchant registered with the Commodity Futures Trading Commission

     8 – A real estate investment trust

     9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

     10 – A common trust fund operated by a bank under section 584(a)

     11 – A financial institution

     12 – A middleman known in the investment community as a nominee or custodian

     13 – A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

     A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

     B – The United States or any of its agencies or instrumentalities

     C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

     E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

     F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

     G – A real estate investment trust

     H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

     I – A common trust fund as defined in section 584(a)

     J – A bank as defined in section 581

     K – A broker

     L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

     M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

     If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018)	Page 5

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee

For this type of account:		Give name and EIN of:

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

* Note: Grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

     Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)	Page 6

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

     Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

        The Letter of Transmittal and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary as follows:

The Depositary and Paying Agent for the Offer is:

If delivering by hand, express mail, courier or other expedited service:	By mail:
American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

        Delivery of the Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

        Questions and requests for assistance should be directed to the Information Agent for this Offer at its address and telephone number set forth on this page. Requests for additional copies of this Offer to Purchase, the related Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent.

The Information Agent for the Offer is:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (888) 541-9895
Email: BPR@dfking.com

QuickLinks

  Exhibit (a)(1)(B)
The Depositary and Paying Agent for the Offer is
NOTE: SIGNATURE MUST BE PROVIDED BELOW—SEE BOX 10.
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT U.S. TAX INFORMATION